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Exhibit 10.12.3

AMENDEMENT No. 2 TO CLINICAL TRIAL AGREEMENT

        This AMENDMENT NO. 2 TO CLINICAL TRIAL AGREEMENT (the "Amendment 2") is made and entered into as of the 28th day of January, 2004, by and between Gentium S.p.A. (formerly Crinos Industria Farmacobiologica S.p.A.) a corporation having an office at Piazza XX Settembre 2, 22079 Villa Guradia, Como Italy (the "Company") and Dana-Farber/Partners Cancer Care, Inc., a non-profit corporation having an office at 44 Binney Street, Boston, Massachusetts, 02115, USA ("DFPCC").

        WHEREAS, the Company and DFPCC entered into a Clinical Trial Agreement dated December 27, 1999 (the "Clinical Trial Agreement") and an Amendment No. 1 to Clinical Agreement in October 2000 (the "Amendment"), which relates to the conduct of a clinical study of Defibrotide in accordance with the study protocol entitled "Defibrotide for Hematopoietic Stem Cell Transplant (SCT) Patients with Severe Hepatic Veno-Occlusive Disease (VOD): A Randomized Phase I/II Study to Determine the Effective Dose;" and

        WHEREAS, the parties desire to expand the number of subjects participating in the Study.

        NOW, THEREFORE, in consideration of the mutual agreements, promises and covenants provided herein, the Company and DFPCC hereby agree to amend the Clinical Trial Agreement as follows:

Section 1: Budget

        With reference to Section 4: Budget of the Clinical Trial Agreement, this section is hereby amended to include an additional Two hundred thousand U.S. Dollars ($200,000) and restated in its entirety to read as follows:

    Company agrees to support this Study with a research grant of Four hundred fifty thousand U.S. Dollars ($450,000) inclusive of indirect costs. The agreed upon budget is attached hereto as Exhibit B.

        IN WITNESS WHEREOF, THE COMPANY AND DFPCC have by their own hands or by their respective officers executed the Amendment No. 2 to Clinical Trial Agreement effective as of the date first set forth above.

THE COMPANY: CRINOS INDUSTRIA FARMACOBIOLOGICA S.P.A.		DFPCC: DANA-FARBER/PARTNERS CANCER CARE, INC.
GENTIUM S.P.A.
BY:	/s/ Laura Iris Ferro	BY:	/s/ Willam M. Corbett, Jr.
TITLE:	PRESIDENT	TITLE:	WILLIAM M. CORBETT, JR. DIRECTOR OF RESEARCH ADMINISTRATION
DATE:	March 19, 2004	DATE:	2/9/04

        I have read the foregoing Amendment No. 2 and agree to comply with the obligations of Investigators stated therein.

/s/ Paul Richardson Paul Richardson, M.D.

DATE:

        "Diferotide for Hematopoietic Stem Cell Transplant (STC) Patients with Severe Hepatic Veno-Occlusive Disease
(VOA): A Phase I/II Study to Determine Minimal Effective Dose"

Protocol No Duration of Study (months) Number of Patients	99-118 12 20 (total of 80pts)	Company Name Overall Site Overall P.I. Site P.I.	CRINOS DFCI RICHARDSON, MD
BUDGET ITEMS	Percent Effort	Study Total	Amount Per Patient
PERSONNEL:
Site Principal Investigator	11%	$16,512	$826
Project Manager	45%	$25,775	$1,289
Data Manager (Parisa Momtaz)	100%	$38,272	$1,914
Research Nurse	0%	$0	$0

Total Salaries		$80,559	$4,028
Employee Benefits M.D.	29.00%	$4,789	$239
Employee Benefits Non-M.D.	26.00%	$16,652	$833

Total Benefits		$21,441	$1,072

TOTAL PERSONNEL		$102,000	$5,100

OUTPATIENT CARE COSTS
Tests/Procedures, etc.		$0	$0
Subtotal Outpatient Care		$0	$0
INPATIENT CARE COSTS
Bed Day Rates	None
Other Procedures		$0	$0
Subtotal Inpatient Care		$0	$0
PHARMACY: Prep, Storage, etc.	Pharmacy Charge Form	$0	$0

TOTAL PATIENT CARE		$0	$0

Pharmacokinetics	DFCI/MGH/Other ☒ ☒ ☒	$50,000	$2,500

TOTAL PHARMACOKINETICS*		$50,000	$2,500

*Includes set-up charge of $15,000 at Childrens Hospital
OTHER EXPENSES
Supplies		$1,000	$50
Shipping Costs		$0	$0
Travel (Protocol or Scient. Mtgs)		$2,500	$125
Equipment		$0	$0
Shared Resources (eg, MDLab)		$0	$0
Storage Fees		$0	$0
CER Lab		$4,500	$225

TOTAL OTHER EXPENSES		$8,000	$400

TOTAL DIRECT COSTS:		$160,000	$8,000

Indirect Costs @ 25% Total Direct Costs		$40,000	$2,000

TOTAL COSTS PER PATIENT**		$200,000	$10,000

Protocol Review and Renewals		$0

Start-Up Costs		$0

TOTAL STUDY COSTS**		$200,000

**Includes payments to sub-contract sites

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  Exhibit 10.12.3